Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents.
Cash and cash equivalents

13.Cash and cash equivalents

	As at December 31
(in EUR 000)	2022	2021
Short term deposit	36	38
Current accounts	17,852	135,471
Total cash and cash equivalents	17,888	135,509

The decrease of current accounts by €118 million is due to an increase in term accounts of €77 million recorded as financial assets (we refer to note 14 for more details) and a decrease due to cash used in operations.